SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, For Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                                        HighMark Funds
                     ________________________________________________
                     (Name of Registrant as Specified in its Charter)

                     ________________________________________________
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid: N/A
2)  Form, Schedule or Registration Statement No.: N/A
3)  Filing Party: N/A
4)  Date Filed: N/A

                        IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

                                 HIGHMARK FUNDS
                         HighMark Small Cap Growth Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to HighMark Small Cap Growth Fund (the "Fund"). The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of HighMark Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we may need to incur additional expenses in connection with follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                         [FRONT COVER OF PROXY PACKAGE]

                                 HIGHMARK FUNDS

                         HIGHMARK SMALL CAP GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 27, 2007

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of HighMark Small Cap Growth Fund (the "Fund"), a series of HighMark Funds (the "Trust"), will be held at 3:00 p.m. Eastern Time on February 27, 2007 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

         1. To consider authorizing the Board of Trustees of the Trust (the "Board") to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash. In the event that the authorization is given, it is anticipated that the Fund will convert all or such portion of the Fund's assets as the Board deems appropriate to cash, will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund's shareholders, and then will terminate.

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

         Shareholders of record at the close of business on January 18, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                    By Order of the Trustees

                                    /s/ Philip T. Masterson

                                    Philip T. Masterson
                                    SECRETARY

February 1, 2007

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

To Shareholders of
HighMark Small Cap Growth Fund

         A Special Meeting of Shareholders (the "Special Meeting") of HighMark Small Cap Growth Fund (the "Fund"), a series of HighMark Funds, has been scheduled for February 27, 2007. The purpose of the Special Meeting is to vote on whether to authorize the Board of Trustees of HighMark Funds (the "Board") to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash. In the event that the authorization is given, it is anticipated that the Fund will convert all or such portion of the Fund's assets as the Board deems appropriate to cash, will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund's shareholders, and then will terminate.

         While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

         Your vote is very important to us.

                                              Sincerely,

                                              /s/ Earle A. Malm II

                                              Earle A. Malm II
                                              President
                                              HighMark Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET).
                          YOUR VOTE IS VERY IMPORTANT.

                                 HIGHMARK FUNDS

Q. WHY IS THE BOARD OF TRUSTEES OF HIGHMARK FUNDS (THE "BOARD") PROPOSING TO TERMINATE THE SMALL CAP GROWTH FUND (THE "FUND")?

A. In connection with its fiduciary duty to monitor the performance of the portfolios of the HighMark Funds, serious consideration was given to the future of the Fund. After considering a variety of options, the Board determined that many factors limited the prospects for long-term growth of the Fund. Poor prospects for growth in asset levels means that it is unlikely that the Fund will achieve adequate economies of scale and be the optimally efficient investment vehicle for shareholder assets for which it was originally designed.

Q.   WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THIS PROPOSAL IS APPROVED?

A. It is anticipated that the Board will convert, or cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash. It is then anticipated that the Fund will distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund's shareholders (including to you or your representative provided that you are still a beneficial holder of Fund shares at such time), and the Fund will then be terminated. It is expected that the conversion to cash, the distribution and the liquidation will occur as soon as is operationally feasible after the shareholder approval sought with this proxy package.

Q.   ARE THERE ANY ALTERNATIVE INVESTMENT OPTIONS AVAILABLE TO ME AT HIGHMARK
     FUNDS?

A. Yes. There are a variety of alternative investment options available to shareholders of the Fund. Because of the importance of meeting your precise investment needs, no specific recommendations for alternative investment options are provided with this proxy package. You are encouraged to contact your account representative to discuss these alternative investment options. Please note that if the proposal is approved by Fund shareholders, it is anticipated that the Fund will waive the contingent deferred sales charge with respect to redemptions of Class B or Class C shares of the Fund occurring after the day on which the proposal is approved by Fund shareholders.

Q.   WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the special meeting of shareholders of the Fund, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the special meeting is defined as representation of over 50% of the shares of the Fund outstanding as of January 18, 2007 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card (or submit votes by telephone or the Internet) to achieve a quorum, we may incur additional expenses associated with additional solicitations. In order to avoid additional costs to the Fund, please return the completed proxy ballot as soon as possible.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board recommends that you vote to authorize the Board to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash.

Q.   WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

                                 HIGHMARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


                         HIGHMARK SMALL CAP GROWTH FUND


                                 PROXY STATEMENT

         The Board of Trustees (the "Board" or the "Trustees") of HighMark Funds (the "Trust") is soliciting proxies from the shareholders of HighMark Small Cap Growth Fund, a series of the Trust (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund, which has been called to be held on February 27, 2007 at 3:00 p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The Special Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about February 1, 2007.


                                  INTRODUCTION

         The Special Meeting is being called for the following purposes: (1) to consider authorizing the Board to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash; and
(2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Shareholder authorization for the Board to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of beneficial interest ("Shares") of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.


                                    PROPOSAL

             AUTHORIZATION FOR THE BOARD TO CONVERT, OR TO CAUSE THE
         CONVERSION OF, ALL OR SUCH PORTION OF THE FUND'S ASSETS AS THE
                        BOARD DEEMS APPROPRIATE TO CASH


         The Special Meeting is being called for the purpose of providing authorization for the Board to convert, or to cause the conversion of, all or such portion of the Fund's assets as the Board deems appropriate to cash. The Trustees have determined that it is in the Fund's and its shareholders' best interests for the Fund to convert all or such portion of the Fund's assets as the Board deems appropriate to cash, to then distribute its assets (less its outstanding obligations, taxes and other liabilities accrued or contingent) to the Fund's shareholders, and then to be terminated.

         The Trustees considered the small asset size of the Fund and the lack of prospects for growth in asset size and new shareholders as important factors in reaching its determination.

         The Trustees considered alternatives to liquidating and terminating the Fund, such as replacing the Fund's sub-adviser or merging it into another fund or funds. The Trustees concluded that, among all of the available alternatives presented to and considered by the Trustees, for a variety of reasons the liquidation alternative was in the best interest of the Fund's shareholders. The other alternatives did not provide the most efficient or effective means of protecting shareholder interests. For example, in considering the possibility of replacing the Fund's sub-adviser, the Trustees determined that the poor prospects for future growth of the Fund would tend to limit the interest of top-quality prospective sub-advisers in managing the Fund over the long term. Additionally, in considering the possibility of a merger, the Trustees noted that a merger with an unaffiliated fund would be a lengthy, expensive proposition for the shareholders, as compared to liquidation, which would enable each shareholder to re-invest its money in another fund or other investment of its own choosing.

         After due deliberation at their meeting held on December 13, 2006, the Trustees approved the liquidation of the Fund's assets and the termination of the Fund. Pursuant to HighMark Funds' Declaration of Trust, the approval of the Fund's shareholders is required to effectuate the conversion of the Fund's assets to cash. Approval of the proposed conversion requires the affirmative vote of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

         If the proposal is approved by shareholders of the Fund, after the conversion of all or such portion of the Fund's assets as the Board deems appropriate to cash, the Trustees intend to distribute to shareholders of the Fund their pro rata share of the Fund's assets, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund. Thereafter, the Trustees intend to wind up the affairs of and terminate the Fund. It is anticipated that the asset conversion and distribution and the winding up and termination of the Fund will take place as soon as reasonably practicable after the proposal is approved at the Special Meeting. Please note that if the proposal is approved by Fund shareholders, it is anticipated that the Fund will waive the contingent deferred sales charge with respect to redemptions of Class B or Class C shares of the Fund occurring after the day on which the proposal is approved by Fund shareholders.

         If the required shareholder vote in favor of converting the Fund's assets is not approved, the Fund will continue in operation pending consideration by the Trustees of such further actions or alternatives as they deem to be in the best interest of the Fund and its shareholders.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE CONVERSION OF THE FUND'S ASSETS.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY
                          -----------------------------

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

         HighMark Capital Management ("HCM") serves as investment adviser of the Trust and manages, or oversees the management of, its investment portfolios, including the Fund, on a day-to-day basis under the supervision of the Board. HCM also serves as the Trust's administrator. HCM's principal offices are located at 350 California Street, San Francisco, California 94104. HCM is a wholly-owned subsidiary of Union Bank of California, N.A. Union Bank of California, N.A. is a wholly-owned subsidiary of UnionBanCal Corporation. Union Bank of California, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, UFJ Ltd., a subsidiary of Mitsubishi UFJ Financial Group, Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ Financial Group, Inc. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan.

         Trusco Capital Management, Inc. ("Trusco") serves as sub-adviser to the Fund and manages the Fund on a day-to-day basis under the supervision of HCM and the Board. Trusco's principal address is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., which has its headquarters at 303 Peachtree St, NE, Atlanta, Georgia 30308.

DISTRIBUTOR

         SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Trust.

SHARE OWNERSHIP

         As of January 8, 2007, HCM and its bank affiliates were the shareholders of record of 68.22% of the Fund's Shares and had voting authority over 67.08% of the Fund's Shares (in addition to the voting authority described below). In addition, as of such date, HighMark Growth & Income Allocation Fund and HighMark Capital Growth Allocation Fund owned in the aggregate 12.61% of the Fund's Shares and HCM as investment adviser had voting authority over such Shares. As a consequence of the foregoing, HCM and its bank affiliates may be deemed to be controlling persons of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         The following table sets forth each of the persons or entities that held of record and/or beneficially as of January 8, 2007 more than 5% of the outstanding Shares of any class of Shares of the Fund.


                                                                 NUMBER OF         PERCENT OF
NAME & ADDRESS                              SHARE CLASS        SHARES OWNED          CLASS
Lane & Company                              Fiduciary         1,029,410.6710         59.48%
(3-3)
c/o Union Bank of CA
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484

Lane & Company                              Fiduciary         166,943.2440           9.65%
(6-2)
c/o Union Bank of CA
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484

HighMark Capital Growth Allocation Fund     Fiduciary         158,043.5380           9.13%
Omnibus Position
PO Box 85484
San Diego CA 92186-5484

Lane & Company                              Fiduciary         150,029.2090           8.67%
(5-9)
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484

Lane & Company                              Fiduciary         113,244.4650            6.54%
(8-8)
c/o Union Bank of CA
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484

HighMark Growth & Income Allocation Fund    Fiduciary         111,706.3470           6.45%
Omnibus Position
PO Box 85484
San Diego CA 92186-5484

SelectBenefit Epson America, Inc.*          Fiduciary         89,255.8070            5.16%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484

Pershing LLC                                Class A           41,468.0650            14.24%
P O Box 2052
Jersey City NJ 07303-2052

NFS LLC FEBO                                Class B           4,796.4490             14.50%
Union Bank of California Cust
IRA Rollover
FBO Roger M Tolbert
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                                             -4-


                                                                 NUMBER OF         PERCENT OF
NAME & ADDRESS                              SHARE CLASS        SHARES OWNED          CLASS

NFS LLC FEBO                                Class B           2,449.5170             7.40%
NFS/FMTC Rollover IRA
FBO Carol Rockwell
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                Class B           2,032.7580             6.14%
Nassim B Hanna
Marie N Hanna
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                Class B           1,862.2120             5.63%
NFS/FMTC Rollover IRA
FBO William J Carter
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC                                Class C           28,576.2550            33.73%
P.O. Box 2052
Jersey City NJ 07303-2052

First Clearing, LLC                         Class C           5,023.2140             5.93%
Mildred E Hora Rev Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


* Union Bank of California has investment discretion and voting authority over this account.

         The following table sets forth, as of January 8, 2007, the beneficial ownership of outstanding Shares of any class of Shares of the Fund of (1) each Trustee and executive officer of the Trust and (2) all of the Trustees and officers of the Trust as a group. To the Trust's knowledge, the beneficial owners set forth in the table have sole voting and investment power.

                                                      NUMBER OF      PERCENT OF
NAME OF BENEFICIAL OWNER               SHARE CLASS    SHARES OWNED   CLASS

Timothy D. Barto                                      None           0
David Benkert                                         None           0
Thomas L. Braje                                       None           0
David A. Goldfarb                      Class A        4,510.114      1.55%
Joseph C. Jaeger                                      None           0
R. Gregory Knopf                                      None           0
Earle A. Malm II                                      None           0
Philip T. Masterson                                   None           0
James Ndiaye                                          None           0
Michael C. Noel                                       None           0
Pamela O'Donnell                                      None           0
Michael T. Pang                                       None           0
Sofia A. Rosala                                       None           0
Jennifer E. Spratley                                  None           0
Catherine M. Vacca                                    None           0
Robert M. Whitler                      Class A        257.801        0.09%
All Trustees and officers as a group   Class A        4,767.915      1.64%


                               GENERAL INFORMATION

         The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by appearing personally and electing to vote on February 27, 2007 at the Special Meeting. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph or personal interview conducted by certain officers or employees of the Trust, HCM or SEI Investments Global Funds Services, the Trust's sub-administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the persons named as proxies will vote those Shares of the Fund in favor of the proposal(s).

         Only shareholders of record at the close of business on January 18, 2007 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. On January 8, 2007, the Fund had outstanding 291,130.5650 Class A Shares, 33,086.7890 Class B Shares, 84,717.3080 Class C
Shares and 1,730,748.8090 Fiduciary Class Shares. Each full Share of the Fund is entitled to one vote, and each fractional Share of the Fund is entitled to a proportionate fractional vote.

         The Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2007. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting. Any shareholder proposal not received within a reasonable time before the Trust begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares of the Fund represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Declaration of Trust and the Code of Regulations of the Trust, the affirmative vote necessary to approve the proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         A copy of the fund's annual report dated July 31, 2006 is available upon request and may be obtained without charge by calling 1-800-433-6884.

         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

February 1, 2007

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735















                       VOTE BY TOUCH-TONE PHONE,  BY MAIL, OR VIA THE INTERNET!!

                         CALL: To  vote by phone call toll-free 1-888-221-0697
                               and follow the recorded instructions.

                       LOG-ON: Vote on the internet at  W W W.PROXYWEB.COM and
                               follow the on-screen instructions.

                         MAIL: Return the signed proxy card in the enclosed
                               envelope.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
999  999  999  999  99

                         HIGHMARK SMALL CAP GROWTH FUND
                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON FEBRUARY 27, 2007

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of HighMark Small Cap Growth Fund (the "Special Meeting") to be held on February 27, 2007 at 3:00 p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.
The undersigned hereby appoints James Volk, Jennifer E. Spratley, Theresa McNamee and Philip T. Masterson, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated February 1, 2007 and the Proxy Statement attached hereto:

                                  *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE
                                       AND RETURN THE PROXY CARD PROMPTLY USING
                                               THE ENCLOSED ENVELOPE ***

                                             Date:
                                                  ---------------------
                          ------------------------------------------------------


                          ------------------------------------------------------
                          Signature(s) of Shareholder(s)       (SIGN IN THE BOX)

                          IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                                                                     High F - dh

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. (X) PLEASE DO NOT USE FINE POINT PENS.

Each properly executed proxy will be voted in the manner specified in such proxy and, in the absence of specification, will be treated as granting authority to vote FOR the proposal.

VOTE ON PROPOSAL                                          FOR   AGAINST  ABSTAIN

1. Authorization  for  the  Board  of Trustees of          0       0        0
   HighMark Funds to convert, or to cause the conversion of, all or such portion of HighMark
   Small Cap Growth Fund's assets as the Board of
   Trustees of HighMark Funds deems appropriate to cash.




                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                     High B - dh